LORD ABBETT SERIES FUND, INC.

Short Duration Income Portfolio

Supplement dated May 13, 2025 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”), each dated

May 1, 2025

The following changes are effective May 13, 2025:

The following table replaces the table in the subsection under “Management—Portfolio Managers” on page 10 of the summary prospectus and the statutory prospectus:

Portfolio Managers/Title	Member of the Portfolio Management Team Since
Andrew H. O’Brien, Partner and Portfolio Manager	2014
Robert A. Lee, Partner and Co-Head of Taxable Fixed Income	2014
Kewjin Yuoh, Partner and Portfolio Manager*	2014
Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income	2014
Adam C. Castle, Partner and Portfolio Manager	2021
Harris A. Trifon, Partner and Portfolio Manager	2021
Yoana N. Koleva, Partner and Portfolio Manager	2022
Gregory H. Benz, Managing Director and Portfolio Manager	2025
Ty J. Kern, Managing Director and Portfolio Manager	2025
*	Mr. Yuoh has announced his plans to retire on or about September 30, 2025.

The following paragraph replaces the fourth paragraph under “Management and Organization of the Fund” on page 32 of the statutory prospectus:

Andrew H. O’Brien, Partner and Portfolio Manager, heads the Fund’s team. Mr. O’Brien joined Lord Abbett in 1998. Additional members of the Fund’s team are Robert A. Lee, Partner and Co-Head of Taxable Fixed Income, Kewjin Yuoh, Partner and Portfolio Manager, Steven F. Rocco, Partner and Co-Head of Taxable Fixed Income, Adam C. Castle, Partner and Portfolio Manager, Harris A. Trifon, Partner and Portfolio Manager, Yoana N. Koleva, Partner and Portfolio Manager, Gregory H. Benz, Managing Director and Portfolio Manager, and Ty J. Kern, Managing Director and Portfolio Manager. Messrs. Lee, Yuoh, Rocco, Castle, Trifon, Benz, Kern, and Ms. Koleva joined Lord Abbett in 1997, 2010, 2004, 2015, 2021, 2016, 2021, and 2011, respectively. Mr. Trifon was formerly a Co-Head of Mortgage and Consumer Credit at Western Asset Management from 2014 to 2021. Mr. Kern was formerly an Investment Grade Bond Trader and Vice President at Goldman Sachs Asset Management from 2014 to 2021. Messrs. O’Brien, Lee, Yuoh, Rocco, Castle, Trifon, Benz, Kern, and Ms. Koleva are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Yuoh has announced his plans to retire on or about September 30, 2025.

The following rows replace the applicable rows of the corresponding table under the heading “Short Duration Income Portfolio” in the subsection titled “Portfolio Manager Information—Other Accounts Managed” beginning on page 7-1 of the SAI:

	Number of Registered Investment Companies	Total Assets ($MM)	Number of Other Pooled Investment Vehicles	Total Assets ($MM)	Number of Other Accounts	Total Assets ($MM)
Short Duration Income Portfolio
Andrew H. O’Brien	16	95,888.88	8	10,106.09	25	3,432.87
Robert A. Lee	18	96,758.47	11	11,298.98	1221	5,481.75
Kewjin Yuoh[1]	16	99,602.76	9	10,349.66	667	244.18
Steven F. Rocco	20	100,324.99	14	11,256.96	16	4,029.28
Adam C. Castle	13	69,191.23	7	9,503.34	0	0
Harris A. Trifon	9	54,701.71	4	7,783.19	0	0
Yoana N. Koleva	6	59,973.68	1	1,372.46	1	80.41
Gregory H. Benz[2]	N/A	N/A	N/A	N/A	N/A	N/A
Ty J. Kern[2]	N/A	N/A	N/A	N/A	N/A	N/A
[1]	Mr. Yuoh has announced his plans to retire on or about September 30, 2025.
[2]	Messrs. Benz and Kern were newly added as portfolio managers to the Fund effective May 13, 2025, and their other accounts managed will be reported in a future filing.

Capitalized terms used in this Supplement shall, unless otherwise defined herein, have the same meaning as given in the Prospectuses and/or SAIs.

Please retain this document for your future reference.